UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HERTZ GLOBAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on October 15, 2015.

HERTZ GLOBAL HOLDINGS, INC.

Meeting Information

Meeting Type:

Annual Meeting

For holders as of:

August 24, 2015

Date:   October 15, 2015     Time:   10:00 a.m. ET

Location:

The Coconut Point Hyatt
5001 Coconut Road
Bonita Springs, Florida 34134

HERTZ GLOBAL HOLDINGS, INC. 999 VANDERBILT BEACH ROAD SUITE 300 NAPLES, FL 34108

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M95903-P69252

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT       2014 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 1, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M95904-P69252

Voting Items

The Board of Directors recommends a vote FOR all the
nominees listed and FOR Proposals 2, 3 and 4.

1.

Election of the five nominees identified in the Company's
proxy statement to serve as directors until the next
annual meeting of stockholders.

Nominees:

1a.      Carl T. Berquist

1b.      Henry R. Keizer

1c.      Michael F. Koehler

1d.      Linda Fayne Levinson

1e.      John P. Tague

2.

Approval, by a non-binding advisory vote, of the named executive officers' compensation.

3.

Re-approval of the material terms of the performance objectives under the Company's 2008 Omnibus Plan.

4.

Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2015.

The Board of Directors recommends a vote AGAINST Proposal 5.

5.

Shareholder proposal on a policy regarding accelerated vesting of equity awards of senior executives upon a change in control.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

2015 Annual Meeting Admission Ticket

Hertz Global Holdings, Inc.’s 2015 Annual Meeting of Stockholders
Thursday, October 15, 2015, at 10:00 a.m. ET

The Coconut Point Hyatt in Bonita Springs
5001 Coconut Road
Bonita Springs, Florida 34134
Upon arrival, please present this admission ticket and photo identification at the registration desk.

M95905-P69252